                                                                    EXHIBIT 10.9

    THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE
                        GIVEN CONFIDENTIAL TREATMENT





                        LICENSE AND TECHNICAL ASSISTANCE
                                   AGREEMENT

                                 BY AND BETWEEN

                   ELECTRONICS SYSTEMS & TECHNOLOGY DIVISION
                         TRW SPACE & ELECTRONICS GROUP
                                 ONE SPACE PARK
                        REDONDO BEACH, CALIFORNIA  90278

                                      AND

                             RF MICRO DEVICES, INC.
                          7341-D WEST FRIENDLY AVENUE
                           GREENSBORO, NORTH CAROLINA

                   LICENSE AND TECHNICAL ASSISTANCE AGREEMENT


         THIS AGREEMENT, made and entered into as the 6th day of June, 1996 by and between the Electronics Systems & Technology Division of TRW Inc., an Ohio corporation, having offices at One Space Park, Redondo Beach, California 90278 (hereinafter "Licensor") and RF Micro Devices, Inc., a North Carolina corporation, having offices at 7341-D West Friendly Avenue, Greensboro, North Carolina 27410 (hereinafter "Licensee").

         WHEREAS, Licensor has developed, designed and manufactured certain kinds of gallium arsenide heterojunction bipolar transistors, and has utilized molecular beam epitaxy processes in the production of such transistors, and possesses patents rights and technical information and know-how relating thereto; and

         WHEREAS, Licensee intends to design, manufacture and sell GaAs heterojunction bipolar transistors and products incorporating such GaAs heterojunction bipolar transistors and, to that end, desires to obtain from Licensor certain rights to Licensor's patent rights relating thereto and to receive technical assistance from Licensor to assist in enabling Licensee to manufacture such heterojunction bipolar transistors.

         THEREFORE, in consideration of the mutual promises herein contained and the mutual benefits to be derived therefrom, Licensor and Licensee agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS

         The following words and phrases shall have the meanings set forth below unless the context requires a different meaning:

         1.1     AGREEMENT:  This Agreement and the following Schedules hereto:

         Schedule 1.6                Existing RFMD Products
         Schedule 1.7                Existing TRW GaAs HBT Patent Rights
         Schedule 1.8                Existing TRW MBE Patent Rights
         Schedule 1.13               HBT Technical Information
         Schedule 1.18               MBE Technical Information
         Schedule 2.8.2              Licensor Contractual Obligations
         Schedule 3.1                Technical Assistance

         1.2 ASSET SALE: the sale of all or substantially all the assets of Licensee.

         1.3 COMMERCIAL: Involving the transfer or sale of products where the transaction does not require qualification of the product to relevant specifications in of mil-m-38510, mil-std-883, mil-i-38534, mil-i-38535 or similar specifications and subsequent versions issued by any agency of the United States government.

         1.4 COMMERCIAL WIRELESS COMMUNICATION APPLICATIONS: The sale or transfer to Commercial customers of products that provide, facilitate, support or are otherwise directly related to one or more aspects of Wireless Communication .

         1.5     EFFECTIVE DATE: June 6, 1996.

         1.6     EXISTING RFMD PRODUCTS:  The products listed on Schedule 1.6.

         1.7 EXISTING TRW GAAS HBT PATENT RIGHTS: Licensor's patents and patent applications, listed in

Schedule 1.7, and any patent and patent applications filed by Licensor after the Effective Date to protect inventions relating to GaAs HBTs conceived or first actually reduced to practice prior to the Effective Date, and any United States and foreign patents which issue from any continuations, continuations-in-part, divisionals or substitutions thereof, and all extensions, reexaminations, renewals and reissues therefrom, and all rights to bring an action against any person to recover damages or profits resulting from infringement of the foregoing.

         1.8 EXISTING TRW MBE PATENT RIGHTS: Licensor's patents and patent applications, listed in Schedule 1.8, and any patent and patent applications filed by Licensor after the Effective Date to protect inventions relating to TRW's MBE processes conceived or first actually reduced to practice prior to the Effective Date, and any United States and foreign patents which issue from any continuations, continuations-in-part, divisionals or substitutions thereof, and all extensions, reexaminations, renewals and reissues therefrom, and all rights to bring an action against any person to recover damages or profits resulting from infringement of the foregoing.

         1.9 FOUNDRY: A business concern which provides wafer processing services including: design rules; design support; photomask layout and fabrication; wafer processing (including in-process testing); wafer dicing and inspection; and wafer delivery.

         1.10 FUTURE TRW GAAS HBT PATENT RIGHTS: Licensor's United States and foreign patents and patent applications filed by Licensor to protect inventions relating to GaAs HBTs conceived subsequent to the Effective Date, and any United States and foreign patents which issue from any continuations, continuations-in-part, divisionals or substitutions thereof, and all extensions, reexaminations, renewals and reissues therefrom, and all rights to bring an action against any person to recover damages or profits resulting from infringement of the foregoing.

         1.11 FUTURE TRW MBE PATENT RIGHTS: Licensor's United States and foreign patents and patent applications filed by Licensor to protect inventions relating to MBE processes conceived subsequent to the Effective Date, and any United States and foreign patents which issue from any continuations, continuations-in-part, divisionals or substitutions thereof, and all extensions, reexaminations, renewals and reissues therefrom, and all rights to bring an action against any person to recover damages or profits resulting from infringement of the foregoing.

         1.12 GAAS HBT: A heterojunction bipolar transistor having a base, emitter and collector formed on a substrate of gallium arsenide, and the manufacturing process utilized for forming such transistors on the gallium arsenide substrate.

         1.13 HBT TECHNICAL INFORMATION: All documentation, know-how, software or other information of Licensor relating to Licensor's GaAs HBT, whether or not it is considered proprietary or a trade secret by Licensor, including, without limitation, data and information contained in reports, documents, computer programs, drawings and graphs, schematics, manuals, files and notes in any medium or representation, electronic or otherwise, including but not limited to those items specified in Schedule 1.13.

         1.14 IPO: an underwritten initial public offering of Licensee's common stock to be registered under the Securities Act of 1933, as amended.

         1.15 LICENSED FIELD: The design, development, manufacture, testing, sale, marketing, , service, and repair of Licensed Products, including the sale of spare parts for or spare complete Licensed Products by Licensee, for Commercial Wireless Communication Applications where the Licensed Products operate on signals having a frequency of less than ten (10) gigahertz.

         1.16 LICENSED PRODUCTS: Any GaAs HBT products where the emitter of the GaAs HBT has a width of between One (1) and Three (3) microns inclusive.

         1.17 MBE: An epitaxial process for manufacturing the starting wafers for GaAs HBTs utilizing molecular beam technology.

REDACTED

         1.18 MBE TECHNICAL INFORMATION: All documentation, know-how, software or other information of Licensor relating to Licensor's MBE processes for use in connection with the production of GaAs HBTs, whether or not it is considered proprietary or a trade secret by Licensor, including, without limitation, data and information contained in reports, documents, computer programs, drawings and graphs, schematics, manuals, files and notes in any medium or representation, electronic or otherwise, including but not limited to those items specified in Schedule 1.18.

         1.19 MERGER: the participation of a party as a constituent corporation in a merger in which it is not the surviving corporation if its stockholders immediately prior to the effective time of the merger own less than fifty percent (50%) of the outstanding voting securities of the surviving corporation immediately after the effective time of the merger.

         1.20 OPERATIONAL FOUNDRY: A Foundry shall be considered operational for purposes of this Agreement when (a) all of the conditions set forth in Sections 1.20.1 through 1.20.4 are met; or, (b) when the parties mutually agree that the Foundry is operational.

                 1.20.1 EQUIPMENT AND PROCESS DOCUMENTATION - all equipment is installed and in operation and manufacturing flow documents (Licensor MF1-type documents) on all major process steps are in place

                 1.20.2 LINE YIELD (NUMBER OF WAFERS COMPLETED MEETING PROCESS CONTROL MONITOR [PCM] YIELDS) - exceeds ***** at a throughput rate of ***** wafer starts per *****

                 1.20.3 OVERALL YIELD (THROUGH PACKAGED CHIP TEST) ON 2 STANDARD EVALUATION CIRCUITS (SEC) [to be selected from existing Licensee chip products now manufactured by Licensor in its GaAs foundry] - exceeds ***** of the prior overall yield for that sec product currently in production by Licensor; this yield must be achieved from at least ***** wafer lots, with a minimum ***** interval between the start of the ***** and ***** wafer lot.

                 1.20.4 PACKAGED CHIP RELIABILITY YIELDS - equivalent to current reliability levels achieved through testing by Licensee using Licensee's standard packaged chip reliability testing procedures.

         1.21 PATENT RIGHTS: Existing TRW GaAs HBT Patent Rights, Future TRW GaAs HBT Patent Rights, Existing TRW MBE Patent Rights, and Future TRW MBE Patent Rights.

         1.22 RESTRICTED STOCK: Those 2,683,930 shares of Licensee's common stock, no par value, issued to Licensor pursuant to the Restricted Stock Agreement of even date herewith.

         1.23 STOCK SALE: the sale by a party or its stockholders in a single transaction or series of substantially contemporaneous related transactions of more than fifty percent (50%) of the party's outstanding voting securities entitled to vote in the election of directors.

         1.24 TECHNICAL INFORMATION: HBT Technical Information and MBE Technical Information.

         1.25 TRANSFER: any mortgage, pledge, transfer, sale, assignment or other disposition, whether voluntary, by operation of law or otherwise, of a party's rights hereunder, including any delegation or subcontracting of duties and specifically including (i) a Stock Sale; and (ii) a Merger.

         1.26 WIRELESS COMMUNICATION: The transmission of voice, data or other information via the transmission or reception of electromagnetic energy propagating through the air with a frequency of less than 10 gigahertz.

                                   ARTICLE 2
                                    LICENSE

         2.1 HBT LICENSE: Licensor hereby grants to Licensee, subject to the terms and conditions of this Agreement, a fully paid up, royalty free worldwide right and license under Existing TRW GaAs HBT Patent Rights, Future TRW GaAs HBT Patent Rights and to HBT Technical Information to design, develop, manufacture, have manufactured, use, test, sell, market, service, and repair Licensed Products and Existing RFMD Products in the Licensed Field.

                 2.1.1 Subject to the provisions of Sections 2.8 and 5.2 herein, the license granted in this Section 2.1 shall be exclusive as to all persons including Licensor for Licensed Products and Existing RFMD Products in the Licensed Field.

                 2.1.2 The license granted in this Section 2.1 may , at Licensor's sole option and sole discretion, be converted to a non-exclusive license under the circumstances set forth in Section 5.2 of this Agreement.

                 2.1.3 The license granted in this Section 2.1 shall be perpetual, subject to the provisions of Article 8 relating to termination or expiration of this Agreement.

                 2.1.4 The license granted in this Section 2.1 is effective as of the Effective Date.

                 2.1.5 Licensee shall have the right to assign in whole or in part or to grant sublicenses under the licenses to utilize Existing TRW GaAs HBT Patent Rights, Future TRW HBT Patent Rights and HBT Technical Information granted in this Section 2.1 to responsible parties, but only in accordance with the provisions of Article 13 herein.

                 2.1.6 The license granted in this Section 2.1 to utilize HBT Technical Information in the Licensed Field is a continuing license that extends automatically without any further action on the part of Licensor or Licensee to (i) any modification, update, change or other improvement to the HBT Technical Information that is made by Licensor after the Effective Date and is delivered to Licensee in accordance with Section 3.5; and (ii) any discovery, development or other invention made by Licensor after the Effective Date that constitutes new HBT Technical Information and is required to be delivered to Licensee in accordance with Section 3.5.

         2.2 MBE LICENSE: Licensor hereby agrees to grant to Licensee, subject to the terms and conditions of this Agreement, a fully paid up, royalty free, worldwide right and license under Existing TRW MBE Patent Rights, Future TRW MBE Patent Rights and to MBE Technical Information to design, develop, manufacture, have manufactured but only in accordance with Section 2.2.6 and
Article 13, use, test, sell, market, service, and repair Licensed Products and Existing RFMD Products in the Licensed Field.

                 2.2.1 Subject to the provisions of Sections 2.8 and 5.2 herein, the license granted in this Section 2.2 shall be exclusive as to all persons including Licensor for Licensed Products and Existing RFMD Products in the Licensed Field.

                 2.2.2 The license granted in this Section 2.2 may, at Licensor's sole option and sole discretion, be converted to a non-exclusive license under the circumstances set forth in Section 5.2 of this Agreement.

                 2.2.3 The license granted in this Section 2.2 shall be perpetual, subject to the provisions of Article 8 relating to termination or expiration of this Agreement.

                 2.2.4 The license granted in this Section 2.2 shall be effective as of the date that Licensee has an Operational Foundry for the manufacture of Licensed Products.

                 2.2.5 Licensee shall have the right to assign, in whole or in part, or grant sublicenses under the Existing TRW MBE Patent Rights, Future TRW MBE Patent Rights and MBE Technical Information granted in this Section 2.2 only in accordance with Article 13. .

                 2.2.6 Licensee shall have the right to have Licensed Products and Existing RFMD Products manufactured on its behalf by a third party under the license granted in this Section 2.2 only upon the prior written approval of an authorized representative of Licensor, which approval may be given, withheld or conditioned at the sole discretion of Licensor.

                 2.2.7 The license granted in this Section 2.2 to utilize MBE Technical Information in the Licensed Field is a continuing license that extends automatically without any further action on the part of Licensor or Licensee to (i) any modification, update, change or other improvement to the MBE Technical Information that is made by Licensor after the Effective Date and is delivered to Licensee in accordance with Section 3.5; and (ii) any discovery, development or other invention made by Licensor after the Effective Date that constitutes new MBE Technical Information and is required to be delivered to Licensee in accordance with Section 3.5.

         2.3 EXISTING RFMD PRODUCTS HBT LICENSE: Licensor hereby grants to Licensee, subject to the terms and conditions of this Agreement, a fully paid up, royalty free worldwide right and license under Existing TRW GaAs HBT Patent Rights and to HBT Technical Information to design, develop, manufacture, have manufactured, use, test, sell, market, service, and repair the following Existing RFMD Products outside the Licensed Field:

                 RF 2310     HBT Gain Block, RFMD design
                 RF 2311     HBT Gain Block, RFMD design
                 RF 2312     HBT Gain Block, RFMD design - CATV broadband amp
                 RF 2313     HBT Gain Block
                 RF 2314     HBT Gain Block
                 RF 2315     HBT Gain Block
                 RF 2316     HBT TV Distr Amp (Balanced)
                 RF 2317     HBT TV Distr Amp (Unbalanced)(G=15dB).

                 2.3.1 The license granted in this Section 2.3 shall be non-exclusive.

                 2.3.2 The license granted in this Section 2.3 shall be perpetual, subject to the provisions of Article 8 relating to termination or expiration of this Agreement.

                 2.3.3 The license granted in this Section 2.3 is effective as of the Effective Date.

                 2.3.4 Licensee shall have the right to assign in whole or in part or to grant sublicenses under the licenses to utilize Existing TRW GaAs HBT Patent Rights and HBT Technical Information granted in this Section 2.3 but only in accordance with the provisions of Article 13.

                 2.3.5 The license granted in this Section 2.3 to use HBT Technical Information is a continuing license that extends automatically without any further action on the part of Licensor or Licensee to (i) any modification, update, change or other improvement to the HBT Technical Information that is made by Licensor after the Effective Date and is delivered to Licensee in accordance with Section 3.5; and (ii) any discovery, development or other invention made by Licensor after the Effective Date that constitutes new HBT Technical Information and is delivered to Licensee in accordance with
Section 3.5.

         2.4 EXISTING RFMD PRODUCTS MBE LICENSE: Licensor hereby agrees to grant to Licensee, subject to the terms and conditions of this Agreement, a fully paid up, royalty free worldwide right and license under Existing TRW MBE Patent Rights and to MBE Technical Information to design, develop, manufacture, use, test, sell, market, service, and repair the following Existing RFMD Products outside the Licensed Field:

                 RF 2310     HBT Gain Block, RFMD design
                 RF 2311     HBT Gain Block, RFMD design
                 RF 2312     HBT Gain Block, RFMD design - CATV broadband amp
                 RF 2313     HBT Gain Block
                 RF 2314     HBT Gain Block
                 RF 2315     HBT Gain Block
                 RF 2316     HBT TV Distr Amp (Balanced)
                 RF 2317     HBT TV Distr Amp (Unbalanced)(G=15dB).

                 2.4.1 The license granted in this Section 2.4 shall be non-exclusive.

                 2.4.2 The license granted in this Section 2.4 shall be perpetual, subject to the provisions of Article 8 relating to termination or expiration of this Agreement.

                 2.4.3 The license granted in this Section 2.4 shall be effective as of the date that the parties hereto mutually agree that Licensee has an Operational Foundry for the manufacture of Licensed Products.

                 2.4.4 Licensee shall have the right to assign, in whole or in part, or to grant sublicenses under the Existing TRW MBE Patent Rights and MBE Technical Information for Existing RFMD Products granted in this Section
2.4 only in accordance with Article 13.

                 2.4.5 The license granted in this Section 2.4 to utilize MBE Technical Information is a continuing license that extends automatically without any further action on the part of Licensor or Licensee to (i) any modification, update, change or other improvement to the MBE Technical Information that is made by Licensor after the Effective Date and is delivered to Licensee in accordance with Section 3.5; and (ii) any discovery, development or other invention made by Licensor after the Effective Date that constitutes new MBE Technical Information and is delivered to Licensee in accordance with
Section 3.5.

         2.5 FUTURE TECHNOLOGIES: Except for the Future TRW GaAs HBT Patent Rights, Future TRW MBE Patent Rights, or as specified in Sections 2.1.6, 2.2.7, 2.3.6 and 2.4.6, rights and licenses to future TRW technologies applicable to the Licensed Field and/or Licensed Products are not granted to Licensee by this Agreement. Commencing on the Effective Date and continuing until ten (10) years from the date that the parties hereto mutually agree that Licensee has an Operational Foundry for the manufacture of Licensed Products, rights and licenses to other TRW future technologies applicable to the Licensed Field and/or Licensed Products not granted to Licensee by this Agreement shall be offered to Licensee by Licensor on the following terms and conditions:

                 2.5.1 Licensor shall deliver a notice to Licensee stating its bona fide intention to grant rights and/or licensees to a third party for technologies applicable to the Licensed Field and/or Licensed Products, and identify the specific technology it desires to license (the "Offered Technology") and the terms and conditions by which it proposes to license the Offered Technology.

                 2.5.2 Within forty-five (45) days after the date of such notice, Licensee shall inform Licensor whether or not it is willing to license the Offered Technology upon the same terms and conditions which Licensor proposes to license the Offered Technology to the third party. If Licensor has not received Licensee's decision by the end of the forty-five (45) day period, it will be deemed that Licensee has decided not to license the Offered Technology.

                 2.5.3 If Licensee does not elect to license the Offered Technology in accordance with Section 2.5.2, Licensor may license the Offered Technology to any third party upon terms which in their entirety are no more favorable to the prospective third party than those specified to Licensee, provided that the license is consummated within ninety (90) days of the date of the notice to Licensee. Licensor may, at its discretion, alter the final terms of the license to the third party from those notified to Licensee such that, though individual terms may be more favorable to the third party, the overall license terms and conditions are in their entirety no more favorable to the third party than those notified. If the final terms and conditions are, in their entirety, considered to be more favorable to the third party than those notified to Licensee, then Licensor must offer those terms to Licensee in accordance with Section 2.5.2, and Licensee shall have forty-five (45) days to elect to license the Offered Technology.

                 2.5.4 All obligations to grant licenses to future TRW technologies under this Section 2.5 shall terminate ten (10) years from the date that the parties hereto mutually agree that Licensee has an Operational Foundry for the manufacture of Licensed Products.

         2.6 EXCLUSION: Except as otherwise provided in this Agreement, the license and rights granted hereunder shall not be interpreted as granting or implying the grant of rights in any other invention or technical information of either party. Licensor specifically reserves to itself the right to utilize Existing TRW GaAs HBT Patent Rights, Future TRW GaAs HBT Patent Rights, Future TRW MBE Patent Rights, Existing TRW MBE Patent Rights, HBT Technical Information, and MBE Technical Information for any and all purposes other than as set forth in this Article 2.

         2.7 MARKINGS: To the extent practical, Licensee shall provide on any Licensed Product or component parts thereof, or on any Existing RFMD Product manufactured, used or sold utilizing any of the rights or licenses granted under this Agreement, or on the packaging or data sheets related thereto so long as the marking is in accordance with applicable marking provisions of United States or foreign patent laws, a legible notice that such Licensed Product or component part or Existing RFMD Product is manufactured under a license granted by Licensor. Licensee shall submit to Licensor prior to marking any Licensed Product or component part thereof or Existing RFMD Product the full copy of such proposed marking for written approval by Licensor, which approval will not be unreasonably withheld and will be deemed given unless Licensor responds to the contrary within ten (10) business days of such submission. No rights are granted hereunder by either party to the other regarding their respective trade names or trademarks.

         2.8 LICENSOR RESERVATIONS: Licensor reserves unto itself the rights to utilize Existing TRW GaAs HBT Patent Rights, Future TRW GaAs HBT Patent Rights, Existing TRW MBE Patent Rights, Future TRW MBE Patent Rights, HBT Technical Information, and MBE Technical Information to manufacture, have manufactured, use, test, sell, service, and repair Licensed Products in the Licensed Field, but only in accordance with the following:

                 2.8.1 Licensor may provide Foundry services for any customers but limited solely to the provision of the following services:

         Design Rule Manual
         Element Library (GDSII tape)
         Model & Design Rule Technical Consultation
         Design Rule Check & Circuit Layout Verification
         Maskset Procurement and Storage
         Three (3) inch MBE profile wafers
         HBT or HEMT wafer processing with full backside metallization Status Reports
         Delivery of a minimum of 3 wafers per lot that pass PCM specifications; and

                 2.8.2 Licensor is permitted production of Licensed Products for use in the Licensed Field in order to fulfill any and all contractual obligations Licensor has as of the Effective Date. A listing of such contractual obligations is set forth in Schedule 2.8.2.

         2.9 MAINTENANCE OF PATENTS: Licensor shall retain the right to manage and control the prosecution and maintenance of patent applications and patents included in the Patent Rights, and shall have sole financial responsibility for patent acquisition or maintenance of the Patent Rights to the extent it elects, in its sole discretion, to pursue the same. From time to time at the reasonable request of Licensee, Licensor shall furnish Licensee with a written report setting forth in reasonable detail the identity and status of each patent and patent application included in the Patent Rights. In the event Licensor determines that it no longer deems it necessary or desirable to prosecute a patent application or maintain a patent included in the Patent Rights in any country, Licensor shall notify Licensee not less than thirty (30) days prior to the abandonment of the patent application or the final due date for the payment of the maintenance fee. In such event, Licensee may obtain an assignment of the patent application or patent by notifying Licensor and providing it with appropriate assignment documents in a form ready to be executed by it, and thereafter Licensee shall own the same and shall have the right to (and the sole financial responsibility for) management and control of the prosecution and maintenance of such patent applications and patents. Any assignment of any patent or patent application pursuant to this Section 2.9 shall include a royalty-free, fully paid up non-exclusive license to Licensor under such patent or application to design, develop, manufacture, have manufactured, use, test, sell, market, service, and repair any products outside of Licensed Field.

         2.10    ENFORCEMENT OF PATENT RIGHTS:

                 2.10.1 If either party hereto learns at any time of any infringement or threatened infringement by any other person of any enforceable Patent Rights owned by or licensed to the other party after the Effective Date, that party shall give notice of that infringement or threatened infringement to the other party. The parties shall then consult together as to the best course of action to pursue in response to such potential infringement, but neither party shall be obligated to institute legal action at its own expense. A good faith failure by one party to provide such notice to the other party shall not be deemed a breach of this Agreement and shall not give rise to a right of action by other party.

                 2.10.2 In the event that the parties do not reach an agreement as contemplated by Section 2.10.1 hereof as to the best course of action to pursue with respect to a potential infringement (i) Licensor shall have the right, but not the obligation, to institute legal action, through counsel of its own choosing and at its sole expense, to restrain any infringement or threatened infringement, or to recover damages therefor, of its enforceable Patent Rights, and (ii) Licensee shall have the right, but not the obligation, to institute legal action, through counsel of its own choosing and at its sole expense, to restrain any infringement or threatened infringement, or to recover damages therefor, of its enforceable Patent Rights in the Licensed Field. The party that bears the expenses of pursuing legal action against a third party infringer shall be entitled to any damages, lost profits or other monies recovered by judgment, decree, settlement, arbitration or otherwise, resulting from such legal action.

                 2.10.3 In the event that one party elects to institute legal action against a third party infringer, the other party shall fully cooperate in the prosecution of such action including joining as a party in suit when necessary to acquire standing to institute legal action pursuant to this
Section 2.10; provided, however, that such other party shall be reimbursed for all reasonable out-of-pocket expenses incurred in providing such cooperation including its reasonable legal fees and expenses. The electing party shall reimburse the other party for all such expenses within thirty (30) days after its receipt of an invoice from the other party that describes such expenses in reasonable detail, with supporting documentation as appropriate.


                                   ARTICLE 3
                       TECHNICAL ASSISTANCE AND EQUIPMENT

         3.1 TECHNICAL ASSISTANCE AND TRAINING: Licensor shall use reasonable efforts to provide Licensee with such technical assistance, training and instruction as may be necessary to enable Licensee or its permitted sublicensee to design, construct, start-up, test and operate an Operational Foundry, and to utilize the MBE process in such Operational Foundry, in accordance with the implementation plan set forth in Schedule 3.1.

                 3.1.1 Licensor shall assist Licensee in the design and upfit of a Foundry (if Licensee elects to operate its own Foundry), including the provision of such information within its possession as may reasonably be of use to Licensee (as determined solely by Licensor) with respect to site selection, building specifications, plant layout, equipment specifications and sourcing, manufacturing process flows, chemical and physical parameters and conditions, raw material and intermediate material requirements, waste generation and treatment, consumable items and materialsand all other engineering, scientific or technical assistance appropriate for the design and construction of a Foundry.

                 3.1.2 Licensor shall assist Licensee in the start-up phase of the Foundry, including technical assistance, instruction and training of Licensee personnel to operate, adjust, modify, control and optimize the manufacturing process to be undertaken at the foundry to the point where it can become an Operational Foundry.

                 3.1.3 The instruction and technical assistance to be rendered by Licensor shall be at Licensee's Foundry location unless otherwise agreed by the parties. All travel and living expenses incurred by Licensor personnel in traveling to and from Licensee's Foundry and while on site shall be borne by Licensor.

                 3.1.4 Notwithstanding the provisions set forth above in this Section 3.1, Licensor shall be under no obligation to provide technical assistance to Licensee once the expense limit set forth in Schedule 3.1 has been reached. In no event will Licensor be obligated to spend more money than is set forth in Schedule 3.1.

                 3.1.5 If Licensee requests Licensor to perform, prior to December 31, 1998, additional technical assistance beyond that specified in
Schedule 3.1, then Licensor shall provide such additional technical assistance at Licensor's then existing labor rates, including burden and reasonable margin. If such additional technical assistance is requested, then Licensee shall also reimburse Licensor for all expenses incurred by Licensor and its employees in connection with the performance of such services (including but not limited to travel, lodging and meal expenses). Licensee shall be responsible for all expenses incurred by Licensee's representatives in connection with the performance of all technical assistance (including but not limited to travel, lodging and meal expenses). Additional Technical Assistance beyond that specified in Schedule 3.1 to be performed after December 31, 1998 will be subject to the mutual agreement of the parties.

         3.2 TECHNICAL INFORMATION: Licensor shall not be obligated to reduce to a tangible medium of expression any Technical Information; provided, that nothing in this Section shall be construed to diminish the scope of Licensee's licenses or the obligation of Licensor to deliver Technical Information to Licensee.

         3.3 DELIVERY OF TECHNICAL INFORMATION: Licensor shall deliver to Licensee HBT Technical Information and MBE Technical Information related to Licensed Products in the same form as is used in Licensor's own business. Both source code and object code for software included in the HBT Technical Information or the MBE Technical Information shall be delivered to Licensee. Licensor shall deliver HBT Technical Information as soon as practical and in any event within thirty (30) days of the Effective Date. Licensor shall deliver MBE Technical Information as soon as practical and in any event within thirty (30) days of the date of Licensee's written request for such MBE Technical Information, which request may be made no earlier than the date upon which the MBE License becomes effective as set forth in Section 2.2.4.
Licensor shall deliver to Licensee one legible copy of each issued patent and all patent applications included in the Patent Rights as soon as practical after the Effective Date. Licensor shall also promptly furnish Licensee a copy of all patent applications filed and patents issued after the Effective Date that are included in the Patent Rights.

         3.4 USE AND NONDISCLOSURE: Licensee shall not use or permit the use of Technical Information for any purpose not authorized by this Agreement. Licensee shall hold in confidence, and shall not disclose or communicate or permit to be disclosed or communicated to any third person, any Technical Information which is furnished to Licensee hereunder except in accordance with Sections 3.6 and 3.7. Licensee shall take or cause to be taken all necessary precautions to the same extent that it would with its own technical information, but in no event less than a reasonable standard of care, to prevent the disclosure or communication of Technical Information to third persons.

         3.5     UPDATES OF TECHNICAL INFORMATION:  Except as specified in this
Section 3.5, Licensor shall be under no obligation to deliver to Licensee any modifications or additions to Technical Information.

                 3.5.1 Licensor shall provide to Licensee updated HBT Technical Information related to improvements to or new discoveries of HBT Technical Information, but only as such updated HBT TechnicalInformation relates to GaAs HBTs having an emitter width between Two (2) and Three (3) microns inclusive and only until three (3) years from the date that Licensee has an Operational Foundry or this Agreement is terminated in accordance with
Article 8, whichever occurs first.

                 3.5.2 Licensor shall provide to Licensee updated HBT Technical Information related to improvements to or new discoveries of HBT Technical Information, but only as such updated HBT Technical Information relates to GaAs HBTs having an emitter width of One (1) micron and only for a period of eight (8) years after the date Licensee has an Operational Foundry or this Agreement is terminated in accordance with Article 8, whichever occurs first.

                 3.5.3 Licensor shall provide to Licensee updated MBE Technical Information related to improvements to or new discoveries of MBE Technical Information as it relates to the processing of GaAs HBTs having an emitter width between One (1) and Three (3) microns, only if the licenses granted in Sections 2.2 and 2.4 have become effective, and only for a period of eight (8) years after the date that the licenses granted in Sections 2.2 and
2.4 become effective or this Agreement is terminated in accordance with Article 8, whichever occurs first.

                 3.5.4    The updated Technical Information specified in this
Section 3.5 shall be delivered to Licensee in the same form as is used in Licensor's own business (including both source code and object code in the case of software), and will be delivered as soon as practical after the same becomes available.

                 3.5.5 Licensor's obligations to provide updated Technical Information according to this Section 3.5 is subject to the limitation of expense set forth in Schedule 3.1. After such limitation of expense is met, Licensor's provision of updated Technical Information shall be at Licensee's expense.

         3.6 HBT EXCEPTIONS: Licensee may disclose HBT Technical Information to its employees, sublicensees, consultants, and subcontractors to the extent that each such disclosure is reasonably necessary for purposes of designing, developing, constructing, manufacturing, marketing, selling, installing, repairing and/or servicing Licensed Products or procuring goods and services required in connection therewith; provided that (i) Licensee clearly marks any document or other material containing any HBT Technical Information so disclosed to indicate that such documents or materials contain confidential and proprietary information of Licensor; (ii) Licensee requires each person to whom such documents or materials are disclosed to sign a written agreement limiting use thereof to the purpose stated in such agreement, prohibiting the reproduction thereof and the disclosure thereof to any such person and requiring the prompt return thereof when no longer needed or such agreement is terminated; and (iii) providing that any reproduction, note or summary of such documents or materials immediately upon the making thereof shall become the property of Licensor and shall be delivered to Licensor with the return of Technical Information or otherwise destroyed.

         3.7 MBE EXCEPTIONS: Licensee may disclose MBE Technical Information only to its employees and any permitted sublicensee or assignee under Article 13 to the extent that each such disclosure is reasonably necessary for purposes of designing, developing, constructing, manufacturing, marketing, selling, installing, repairing and/or servicing Licensed Products or procuring goods and services required in connection therewith; provided that
(i) Licensee clearly marks any document or other material containing any MBE Technical Information so disclosed to indicate that such documents or materials contain confidential and proprietary information of Licensor; (ii) Licensee requires each employee to whom such documents or materials are disclosed to sign a written agreement limiting use thereof to the purpose stated in such agreement, prohibiting the reproduction thereof and the disclosure thereof to any other person; and (iii) providing that any reproduction, note or summary of such documents or materials immediately upon the making thereof shall become the property of Licensor and shall be delivered to Licensor with the return of Technical Information.

         3.8 RESTRICTIONS: The rights granted Licensee herein cover only Licensed Products for use as licensed hereunder, and Licensee agrees that it shall not, during the terms of this Agreement, manufacture, sell, lease or otherwise dispose of any Licensed Products or parts thereof embodying any of the Patent Rights except insofar as the application thereof is expressly provided for under this Agreement.



                                   ARTICLE 4
                                 CONSIDERATION

         In consideration of all rights, licenses, technical assistance and Technical Information and benefits conferred to Licensee hereunder, Licensee has issued to Licensor Two Million Six Hundred Eighty-Three Thousand, Nine Hundred and Thirty (2,683,930) shares of Restricted Stock.


                                   ARTICLE 5
                        MANUFACTURE OF LICENSED PRODUCTS

         5.1 SUPPLY OF LICENSED PRODUCTS: Once Licensee has provided an Operational Foundry, Licensee agrees to use commercially reasonable efforts to place itself in, and to maintain, a position to manufacture, test, sell, service, repair, and maintain Licensed Products for application in the Licensed Field in the manner necessary to supply effectively the demand therefor.

         5.2 PERFORMANCE GOALS: If the following gross revenue goals are not reached by Licensee by the date specified, Licensor may, at its sole option and upon thirty (30) days prior written notice, convert any or all of the licenses granted in Article 2 to non-exclusive licenses. For purposes of this Article, the date upon which Licensee has an Operational Foundry shall be called the "Target Date."

                 DATE                                       GROSS REVENUES WITHIN
                 ----                                       ---------------------
                                                            PRECEDING 12 MONTH PERIOD
                                                            -------------------------
           Target Date Plus One Year                                $30,000,000

           Target Date Plus Two Years                               $65,000,000

           Target Date Plus Three Years                            $125,000,000


Licensee's gross revenues shall be calculated in accordance with generally accepted accounting principles.


                                   ARTICLE 6
                                  IMPROVEMENTS

         Licensee agrees that any modifications or improvements in the Licensed Products, Patent Rights or the Technical Information made by Licensee, including any inventions, shall be promptly made known to Licensor in the form of drawings, written descriptions, or other data, and Licensor shall have a royalty free, non-exclusive right to use such modifications or improvements, including any inventions outside the Licensed Field or in accordance with
Section 2.8. Licensee further agrees to inform Licensor from time to time in writing of any of Licensee's patents and patent applications relating to such modifications, improvements or inventions. If, in countries selected by Licensor, Licensee decides it shall not file applications for, or maintain patents upon, Licensee's modifications, improvements or inventions, then Licensor shall have the right to do so at its expense and such applications and patents shall be and become its property, provided Licensee shall continue to have the right to make use thereof on an exclusive basis in the Licensed Field. Licensee shall use its best efforts to have executed such application papers and assignments as Licensor may request in connection with such patents. The provisions of this Article 6 shall survive termination or expiration of this Agreement insofar as the rights of the parties to use such improvements, modifications, inventions and patents are concerned.


                                   ARTICLE 7
                REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION

         7.1 REPRESENTATIONS AND WARRANTIES OF LICENSOR: Except as provided for or otherwise described in this Agreement, Licensor represents and warrants to Licensee as follows:

                 7.1.1 As of the Effective Date, Licensor is the owner of all Patent Rights and Technical Information licensed in this Agreement in existence as of the Effective Date.

                 7.1.2 As of the Effective Date, Licensor has all requisite power and authority to enter into and execute this Agreement, to grant the licenses provided herein and to perform its obligations hereunder.

                 7.1.3 This Agreement constitutes a legal, valid and binding obligation of Licensor, enforceable against Licensor in accordance with its terms.

                 7.1.4 Licensor has not entered into any agreement with third parties that would conflict with the terms and conditions herein. Neither the execution and delivery of this Agreement nor the performance by Licensor of any of its obligations hereunder will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of Licensor, as amended.

                 7.1.5 No royalties or fees have been paid by Licensor to other persons by reason of its ownership of the Patent Rights or Technical Information.

                 7.1.6 As of the Effective Date there is no pending or, to the actual knowledge of Licensor, threatened claim, litigation or rendered decision, judgment or holding against Licensor concerning: (i) any claims of ownership by Licensor to any of the Patent Rights or Technical Information;
(ii) the validity, registrability or enforceability of any intellectual property rights of Licensor associated with any of the Patent Rights or Technical Information; (iii) the license of any Patent Rights or Technical Information to Licensee; or (iv) that the Commercial manufacture, use or sale of any Licensed Product violates the intellectual property rights of any other person.

                 7.1.7 The documentation relating to the Technical Information to be transferred and disclosed by Licensor to Licensee pursuant to this Agreement will constitute actual Technical Information used by Licensee prior to the Effective Date.

         7.2 LICENSOR'S RIGHTS: Licensor does not make any representation or warranty as to the validity of the Patent Rights or that the manufacture, use or sale of Licensed Products shall not infringe the intellectual property rights of third parties.

         7.3 REPRESENTATIONS AND WARRANTIES OF LICENSEE: Except as provided for or otherwise described in this Agreement, Licensee represents and warrants to Licensor as follows:

                 7.3.1 Licensee has all requisite power and authority to enter into and execute this Agreement and to perform its obligations hereunder.

                 7.3.2 This Agreement constitutes a legal, valid and binding obligation of Licensee, enforceable against Licensee in accordance with its terms.

                 7.3.3 Licensee has not entered into any agreements with third parties that would conflict with the terms and conditions herein. Neither the execution and delivery of this Agreement nor the performance by Licensee of its obligations hereunder will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default, under the Articles of Incorporation or By-Laws of Licensee, as amended.

         7.4 VISITS: With respect to all visits of personnel of one party to the facilities of the other party, the visiting party shall defend and indemnify the other party from all liability, claim or loss for injury to or death of any visiting party's employees or agents which such persons are present at the plant of the other party, and also for damage to the visiting party's property or to the property of any employee or agent of the visiting party which may occur during the presence of any such person at the plant of the other party, regardless of how much damage occurs.

         7.5 LIMITATION OF LIABILITY: Licensor does not assume any responsibility, nor does Licensor give any warranties to Licensee, of any nature whatsoever, with respect to the ability of Licensee to construct successfully Licensed Products using the Technical Information or Patent Rights. LICENSOR'S WARRANTY OBLIGATIONS AND LICENSEE'S REMEDIES THEREUNDER ARE SOLELY AND EXCLUSIVELY AS STATED HEREIN.

         7.6 EXCLUSION: THE WARRANTIES PROVIDED IN THIS ARTICLE 7 ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY EXCLUDED. LICENSOR'S WARRANTY OBLIGATIONS AND LICENSEE'S REMEDIES ARE SOLELY AND EXCLUSIVELY AS STATED IN THIS ARTICLE 7. IN NO CASE SHALL LICENSOR OR LICENSEE BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER ARISING IN CONTRACT, WARRANTY, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY. LICENSOR DOES NOT MAKE ANY WARRANTY AS TO THE VALIDITY OR ENFORCEABILITY OF THE PATENT RIGHTS.

                                   ARTICLE 8
                              TERM AND TERMINATION

         8.1 TERM: This Agreement shall commence on the Effective Date, and shall remain in effect until this Agreement is terminated in accordance with Sections 8.2 or 11.2.

         8.2     TERMINATION:

                 8.2.1 Licensee agrees to use its reasonable best efforts to obtain written commitments from one or more banks, institutional investors or financing sources for debt, lease or equity funds in an aggregate amount which, when added to the cash on hand held by Licensee, will be sufficient to enable Licensee to purchase and reconfigure and upfit, or design, construct, install and start-up, a Foundry to be used to manufacture Licensed Products (the "Financing"). In lieu of securing the Financing and subject to Article 13 hereof, Licensee may elect to sublicense a third party in order to enable such third party to manufacture Licensed Products for Licensee. If Licensee is unable to secure the Financing or enter into a definitive sublicense agreement with a third party for the manufacture of Licensed Products, by March 1, 1997, then this

Agreement, and the licenses and rights granted herein, shall terminate and be of no force or effect unless both parties agree to extend such date. If the Agreement is terminated in accordance with this Section 8.2.1, then:

                          8.2.1.1  Licensee shall return to Licensor all
Technical Information which has been delivered to Licensee in accordance with
Article 3; and

                          8.2.1.2  The licenses granted to Licensee in
accordance with Article 2 shall be automatically terminated as of such date and shall be of no force or effect.

                 8.2.2 In the event that Licensee has been unable to construct or sublicense an Operational Foundry by December 31, 1998 despite all reasonable efforts of the parties, then this Agreement, and the licenses and rights granted herein, shall terminate unless both parties agree to extend such date. If the Agreement is terminated in accordance with this Section 8.2.2, then:

                          8.2.2.1  Licensee shall return to Licensor all
Technical Information which has been delivered to Licensee in accordance with
Article 3; and

                          8.2.2.2  The licenses granted to Licensee in
accordance with Article 2 shall be automatically terminated as of such date and shall be of no force and effect.

                                   ARTICLE 9
                                EXCUSABLE DELAY

         9.1 NOTICE: If either Licensor or Licensee is unable to perform any of their respective obligations as herein provided then the party whose performance is prevented or delayed shall give the other party notice thereof as soon as reasonably possible under the circumstances and information regarding the cause or reason therefor.

         9.2 EXCUSABLE DELAY: If either Licensor or Licensee is unable to perform any of their respective obligations as herein provided due to any circumstances beyond its reasonable control, but not due to its negligence (including but not limited to strikes, war, an act of God, a public enemy, interference by any civil or military authority, inability to secure governmental approval, materials or services or similar cause) and gives notice to the other as provided in Section 9.1, then the time of performance of any such obligation shall be extended for a period equal to the number of days during which performance thereof was delayed due to such circumstances, and during such period such party shall not be deemed in default of this Agreement.

                                   ARTICLE 10
                          NOTICES AND LEGAL ADDRESSES

         Except as otherwise expressly provided, all notices under this Agreement shall be made by fax, confirmed by letter, to the fax numbers and addresses below:

         Licensee:        RF Micro Devices, Inc.
                          7341-D West Friendly Avenue
                          Greensboro, North Carolina 27410
                          Telecopy: 910-855-3101
                          Attention: President

         Licensor:        TRW Inc.
                          Electronics Systems & Technology Division
                          One Space Park
                          Redondo Beach, California 90278
                          Telecopy: 310.
                          Attention: Vice President and General Manager


                                   ARTICLE 11
                                    DEFAULT

         11.1 DEFAULT: The occurrence of one or more of the following shall constitute a default hereunder:

                 11.1.1 In the event a party fails to pay any sum due and payable hereunder within ten (10) days after same has become due and payable and such failure continues for fifteen (15) days after written notice from the payee;

                 11.1.2 In the event Licensor is unable to fulfill its obligations under this Agreement as a result of: (a) liens, claims, charges or encumbrances in existence as of the Effective Date or arising as a result of Licensor's execution or performance of this Agreement; (b) Licensor's failure to obtain all consents, approvals or authorizations of other persons necessary as of the Effective Date in order to grant the licenses provided for herein;
(c) Licensor's failure to make all filings, notifications and registrations with all governmental authorities, if any, necessary as of the Effective Date in order to grant the licenses provided for herein; or (d) any federal, state or local judgment, writ, decree, order, statute, rule or regulation applicable as of the Effective Date to Licensor, the Patent Rights or Technical Information, and such inability continues for a period of thirty (30) days after written notice from Licensee specifying such failure, provided that if the failure be such that it cannot with due diligence be cured within such thirty (30) day period, then Licensor shall have such longer period, not to exceed thirty (30) additional days, as shall be reasonably necessary to cure such failure so long as Licensor is acting in good faith and with due diligence;

                 11.1.3 In the event a party fails to perform any other material covenant or obligation required to be performed by such party hereunder and such failure continues for a period of thirty (30) days after written notice from the nondefaulting party specifying such failure, provided that if the failure be such that it cannot be cured solely by the payment of money and cannot with due diligence be cured within such thirty (30) day period, then the notified party shall have such longer period, not to exceed thirty (30) additional days, as shall be reasonably necessary to cure such failure so long as such party is acting in good faith and with due diligence;

                 11.1.4 In the event a party (i) shall commence a voluntary case or other proceeding seeking dissolution, liquidation or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a receiver, trustee, liquidator, custodian or other similar official, or (ii) shall consent to any such relief or to the appointment of, or taking possession by, such official in any voluntary case or other proceeding commenced against it; or

                 11.1.5 In the event any involuntary case or other proceeding shall be commenced against a party seeking dissolution, liquidation or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a receiver, trustee, liquidator, custodian or other similar official of it or any substantial part of its property, if such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days.

         11.2 REMEDY: If any party is in default as specified in Section 11.1, the party not in default may terminate this Agreement by giving the other party thirty (30) days prior written notice of termination and pursue any other remedy hereunder or otherwise available to it at law or in equity.

         11.3 COMPENSATION: Each party hereby expressly agrees and acknowledges that termination of this Agreement by either party for default shall not entitle the other party to any termination compensation or to any payment in respect of any goodwill established during the term of this Agreement or render the party liable for damages on account of any loss of prospective profits or on account of any expenditure, investment or obligation incurred or made by the parties, or otherwise.

         11.4 PERFORMANCE AFTER DEFAULT TERMINATION: If this Agreement is terminated for default, whether due to the default of Licensor or otherwise, Licensee shall discontinue the use of the Patent Rights, and Technical Information and shall return to Licensor all Technical Information furnished to or otherwise made available to Licensee hereunder.


                                   ARTICLE 12
                            SURVIVAL OF OBLIGATIONS

         Other provisions hereof notwithstanding, the obligations of Licensor and Licensee under Articles 6 and 7 and Sections 3.4 and 3.8 shall survive the termination and expiration of this Agreement.


                                   ARTICLE 13
                     SUBLICENSES, ASSIGNMENTS AND TRANSFERS

          13.1 Neither party may sublicense or Transfer any of its rights or obligations under this Agreement in whole or in part or delegate any of its obligations or duties hereunder to any person except upon compliance with this
Article 13.

         13.2 Prior to the date Licensee constructs or sublicenses an Operational Foundry, Licensor may Transfer its rights hereunder only with the prior written consent of Licensee, which consent will not be unreasonably withheld. From and after the date Licensee certifies that it has an Operational Foundry, Licensor may Transfer its rights hereunder to any person upon prior written notice to Licensee.

         13.3 Licensee may sublicense its license rights under Section 2.2 to any person with the prior written consent of Licensor, which consent may be given, withheld or conditioned at the sole discretion of Licensor.

         13.4 Licensee may Transfer its license rights under Section 2.2 only as follows:

                 13.4.1 If the proposed Transfer would occur prior to an IPO, Licensee may Transfer such rights only with the prior written consent of Licensor, which consent may be given, withheld or conditioned at the sole discretion of Licensor;

                 13.4.2 If the proposed Transfer is after the closing of an IPO and not in conjunction with a Stock Sale, Merger or Asset Sale, Licensee may Transfer such rights only with the prior written consent of Licensor, which consent may be given, withheld or conditioned at the sole discretion of Licensor;

                 13.4.3 If the proposed Transfer is after the closing of an IPO and in conjunction with a Stock Sale, Merger or Asset Sale, Licensee may Transfer such rights by delivering to Licensor a written undertaking executed by the transferee under which such transferee acknowledges that the rights it is acquiring from Licensee are limited to the Licensed Field in accordance with this Agreement.

         13.5 Prior to the closing of an IPO, Licensee may sublicense or Transfer its license rights under Section 2.1, and may Transfer all its other rights under this Agreement except its license rights under Section 2.2, to any person with the prior written consent of Licensor, which consent shall not be unreasonably withheld.

         13.6 After the closing of an IPO, Licensee may sublicense or Transfer its license rights under Section 2.1, and may Transfer all its rights under this Agreement except its license rights under Section 2.2, to any person by delivering to Licensor a written undertaking executed by the transferee under which such transferee acknowledges that the rights it is acquiring from Licensee are limited to the Licensed Field in accordance with this Agreement.

         13.7 Any purported sublicense or Transfer in contravention of this Agreement shall be null and void and of no force or effect.

                                   ARTICLE 14
                                 MISCELLANEOUS

         14.1 HEADINGS: The headings and titles to the Articles and Sections of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

         14.2 REMEDIES: Unless otherwise expressly provided herein, the rights and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under the Agreement, and exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

         14.3 MODIFICATION - WAIVER: No cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby and specifically referencing this Agreement. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

         14.4 ENTIRE AGREEMENT: This Agreement supersedes all other agreements, oral or written, heretofore made with respect to the subject hereof and the transactions contemplated hereby and, with the Schedules hereto and, in conjunction with the Securities Purchase Agreement, Restricted Stock Agreement, Subordinated Convertible Promissory Note, Warrant, Deficit Warrant, and Supply Agreements of even date herewith, contains the entire agreement of the parties.

         14.5 CONTROLLING LAW: All questions concerning the validity and operation of this Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by and construed in accordance with the laws of the State of California, United States of America applicable to contracts entered into and wholly to be performed in the State of California.

         14.6 SUCCESSORS AND ASSIGNS: The provisions of this Agreement shall be binding upon and inure to the benefit of Licensor and Licensee and their respective successors and assigns, but this provision shall not be deemed to expand or otherwise affect the limitations on assignment and sublicensing set forth in Article 13 .

         14.7 COUNTERPARTS: This Agreement has been executed in several counterparts, each of which shall be deemed to be an original copy hereof.

         14.8 SCHEDULES: The Schedules hereto shall form an integral part of this Agreement and shall have the same effectiveness as the Agreement itself. In the event of any conflict between the terms of the Agreement and any Schedule, the Agreement shall be controlling.

         14.9 GOVERNMENT REGULATIONS: This Agreement is subject to all the laws and regulations, and other administrative acts, now or hereinafter in effect, of the United States Government and its departments and agencies. Technical Information, any Licensed Product, component, or spare part, are not authorized to be directly or indirectly sold, leased, released, assigned, transferred, conveyed, or in any manner disposed of in or to any country where such sale, lease, assignment, transferal, conveyance or use, is regulated by the United States Government without first obtaining any necessary approvals of the United States Government.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first set forth above.

         TRW Inc.
         Electronics Systems & Technology Division




         By: ___________________________________



         RF Micro Devices, Inc.


         By: ___________________________________

                                  SCHEDULE 1.6
                           EXISTING RFMD PRODUCTS
RFMD HBT PRODUCT LIST

Part No.                  Description

RF2132A                   JDC-1500 PA
RF2133                    DAMPS-2 PA
RF2136                    GSM PA in bat wing package
RF2140                    PCS PA (5 cell)
RF2141                    DCS1800/1900 PA in PSOP2-15
RF2142                    DCS1800/1900 PA in PSOP2-8
RF9101                    DECT PA (3.3V)
RF9102                    AMPS PA (3.3V)
RF9103                    DAMPS/JDC950 PA (3.3V)
RF9104                    JDC1500 PA (3.3V)
RF9105                    GSM PA (3.3V) ver 1
RF9107                    GSM PA (3.3V) ver 2
RF9108                    GSM PA (3.3V) ver 3
RF9109                    Gain-controlled PDC950 PA (3.3V)
RF9110                    Gain-controlled PDC1500 PA (3.3V)
RF9111                    TDMA1900 PA (3.3V)
RF9112                    DCS1900 PA (3.3V)
RF9905                    Cellular DCMA LNA/Mixer
RF9907                    Cellular DCMA Rx AGC
RF9908                    Cellular CDMA Upconverter
RF9909                    Cellular DCMA Tx AGC
RF9916                    LNA/Mixer (Pakistan Project)
RF9917                    Upconverter
RF9918                    Downconverter
RF9919                    Power Oscillater, Ver. 1
RF9920                    Power Oscillater, Ver. 2 (Song's version)
RF9921                    AMPS PA (PA4 and PA5)
RF9922                    DAMPS PA
RF9923                    GSM PA in twin bat lead package or PSOP2
RF9924                    PCS PA (5 cell)
RF9936                    PCS LNA/Mixer (Dual LNAs, RF Gain Control)
RF9938                    PCS Upconverter
RF9946                    Dual-band LNA/Mixer
RF9948                    Dual-band Upconverter
RF9956                    Cellular CDMA LNA/Mixer
RF9957                    Cellular CDMA RX AGC/Domed (IF Amp)
RF9958                    Cellular CDMA Mod/Upconverter (Transmitter)
RF9966                    Cellular Dual Mode LNA/Mixer w/o GCA
RF9976                    PCS LNA/Mixer (Dual LNAs, No Gain Control)
RF9986                    PCS LNA/Mixer (Single LNA, No Gain Control)
RF2103                    Medium Power Linear PA 800-1000 MHz
RF2105                    High Power Linear PA 800-930 MHz

RF2108              CDMA PA standard product
RF2113              Medium Power Broadband PA in PSOP2-8 50-1000 MHz
RF2114              Medium Power Broadband PA in fused leadframe 50-1000 MHZ
RF2115              High Power PA 800-930 MHZ
RF2123              GSM PA in standard BatWing package
RF2124              DCS1800 PA
RF2125              High Power PA 1800-2200 MHZ (PSOP2-8)
RF2126              High Power PA 2400-2500 MHZ (PSOP2-8)
RF2127              Medium Power PA 1800-2000 MHz (SOIC-8 fused lead-frame)
RF2128P             Medium Power PA 2.4-2.5 GHz (PSOP2-8)
RF2129              3V, 2.4-2.5 GHz , 200 mW PA
RF2131              High Efficiency AMPS PA
RF2132              5V DAMPS or 4.5V CDMA PA
RF2143              DCS1800/1900 PA in PSOP2-8
RF2144              4.5V, GSM PA in Quad Bat-Wing (old 9107)
RF2145              4.5V, DCS 1800/1900 in QBW (old 9101)
RF2146              4.5V, PCS TDMA/CDMA PA
RF2155              3V, switched gain PA, 900 MHz, 27dBm
RF2306              HBT Gain Block, Darlington Amplifier
RF2307              HBT Gain Block, Darlington Amplifier
RF2308              HBT Gain Block, Darlington Amplifier
RF2310              HBT Gain Block, RFMD design
RF2311              HBT Gain Block, RFMD design
RF2312              HBT Gain Block, RFMD design - CATV broadband amp
RF2313              HBT Gain Block
RF2314              HBT Gain Block
RF2315              HBT Gain Block
RF2316              HBT TV Distr Amp (Balanced)
RF2317              HBT TV Distr Amp (unBalanced) (G=15dB)
RF2411              High Dynamic Range LNA/Mixer
RF2422              Direct Quadrature Modulator 900-2500 MHz

REDACTED


                                  SCHEDULE 1.7
                      EXISTING TRW GAAS HBT PATENT RIGHTS

DOCKET NUMBER                                                SERIAL NUMBER           FILING DATE
COUNTRY                                                      PATENT NUMBER           ISSUE DATE
TITLE
12-0527                                                       07/783303                10/28/91
US                                                             5352911                 10/4/94
Dual Base HBT

12-0569                                                       07/987329                8/27/92
US                                                             5328856                 7/12/94
Method for Producing Bipolar Transistors Having
Polysilicon Contacted Terminals

12-0644                                                       08/611117                 3/5/96
US
Selective Subcollector Heterojunction Bipolar
Transistors

12-0715                                                         *****
*****

12-0716                                                         *****
*****

12-0717                                                         *****
*****

12-0718                                                         *****
*****

12-0719                                                         *****
*****


                                  SCHEDULE 1.8
                         EXISTING TRW MBE PATENT RIGHTS

DOCKET NUMBER                                                SERIAL NUMBER           FILING DATE
COUNTRY                                                      PATENT NUMBER           ISSUE DATE
TITLE
                                                                 774499                  9/10/85
12-0351
US
Heterojunction Transistors with Wide Band-GAP Stop
Etch Layer

12-0543                                                          752401                  8/30/91
US                                                              5162243                  11/10/92
Method of Producing High Reliability Heterojunction
Bipolar Transistors

                                                               92305531.3                6/17/92
12-0543
EPO
Method of Producing High Reliability Heterojunction
Bipolar Transistors
                                                                4-190822                 7/17/92
12-0543
JAPAN
Method of Producing High Reliability Heterojunction
Bipolar Transistors

                                                               07/876199                 4/30/92
12-0553                                                         5448087                  9/5/95
US
Heterojunction Bipolar Transistor with Graded Base
Doping (as amended)

REDACTED




                                 SCHEDULE 1.13
                           HBT TECHNICAL INFORMATION

  DOCUMENT NO.                 REVISION                TITLE
C271736                           D                  *****

C600008                           A                  *****

C600009                           B                  *****

C600012                           A                  *****

C600015                           A                  *****

C600017                           C                  *****

C600060                           A                  *****

C600061                           A                  *****

C600062                           A                  *****

C600068                           A                  *****

C600504                           B                  *****

C601655                           C                  *****

C601657                           B                  *****

C602190                           B                  *****

C602191                           C                  *****

C602192                           A                  *****

C602195                           B                  *****

C602445                           B                  *****

C602447                           B                  *****

C602454                           A                  *****

C602455                           A                  *****

REDACTED

C602456                           New                 *****

C602457                            B                  *****

C602458                            C                  *****

C602461                            B                  *****

C602476                            B                  *****

C602477                            E                  *****

C714462                            A                  *****

C714463                           New                 *****

C714464                           New                 *****

C714465                            B                  *****

C714468                           New                 *****

C714467                            B                  *****

C714468                           New                 *****

C714469                            B                  *****

C714471                           New                 *****

C788576                            A                  *****

C788578                            A                  *****

C788577                            B                  *****

C788578                            A                  *****

C788582                            A                  *****

C788584                            A                  *****

C788585                            B                  *****

C788592                            B                  *****

C788593                            A                  *****

C788594                           New                 *****

C788595                            B                  *****

REDACTED

C788596                            A                  *****

C788597                            B                  *****

C788598                            A                  *****

C788599                            A                  *****

C788609                            A                  *****

C788614                            A                  *****

C788617                           New                 *****

C788620                            A                  *****

C788624                            A                  *****

C788626                            A                  *****

C788629                            A                  *****

C788630                            B                  *****

C788646                            A                  *****

C795936                            A                  *****

C795938                            A                  *****

C795942                            B                  *****

C795948                           New                 *****

C795950                           New                 *****

C795953                           New                 *****

C795954                           New                 *****

C795957                           New                 *****

C795960                           New                 *****

C795961                           New                 *****

C795962                            B                  *****

C795969                            D                  *****

C795970                            A                  *****


REDACTED

C797406                              New                 *****

C797408                               C                  *****

C797409                               B                  *****

C797410                               B                  *****

C797416                              New                 *****

C797417                              New                 *****

C797418                           New (A2)               *****

C797429                               A                  *****

C797430                               A                  *****

C798640                              New                 *****

C801500                              New                 *****

C801501                               A                  *****

C801502                              New                 *****

C801503                              New                 *****

C801504                              New                 *****

C801506                              New                 *****

C801507                              New                 *****

C805451                               B                  *****

C807500                               B                  *****

C810052                               A                  *****

C810264                              New                 *****

C810267                              New                 *****

C810268                              New                 *****

C810270                               B                  *****

C810271                              New                 *****

C818613                               A                  *****

C818614                               A                  *****

REDACTED

C818615                           New                 *****

C818616                           New                 *****

C818617                           New                 *****

C818618                            A                  *****

C818619                           New                 *****

C818620                           New                 *****

C818621                            A                  *****

C818988                            A                  *****

C818995                            A                  *****

C824002                           New                 *****

C827215                           New                 *****

C827216                           New                 *****

C827217                           New                 *****

C827219                           New                 *****

C827220                           New                 *****

C827224                           New                 *****

C834430                           New                 *****

C834433                           New                 *****

C834435                           New                 *****

C834436                           New                 *****

C834439                           New                 *****

C836380                           New                 *****

C843684                           New                 *****

C843685                           New                 *****

C843686                           New                 *****

D00042                            New                 *****

REDACTED

D00044                               A                  *****

D00046                              New                 *****

D01786                              New                 *****

D06822                               E                  *****

D06827                               C                  *****

D09427                               A                  *****

D09503                               A                  *****

D05904                               B                  *****

D12146                               E                  *****

D12147                              New                 *****

D15088                               B                  *****

D15092                               A                  *****

D19714                              New                 *****

D19715                            A (B1)                *****

D19716                            A (B1)                *****

D19718                               A                  *****

D19985                               B                  *****

D20898                              New                 *****

D20903                              New                 *****

D22365                                                  *****

MF1-195                             New                 *****

MF1-281                             New                 *****

MF1-3714                             A                  *****

MF1-3966                             A                  *****

MF1-4042                            New                 *****

MF1-4060                            New                 *****

REDACTED

 MF1-4061                           New                 *****

 MF1-4063                            A                  *****

 MF1-4235                            D                  *****

 MF1-4236                         K (L4)                *****

 MF1-4238                         B (C1)                *****

 MF1-4239                         C (D5)                *****

 MF1-4240                         C (D5)                *****

 MF1-4241                          E/F1                 *****

 MF1-4242                            C                  *****

 MF1-4243                          A/B1                 *****

 MF1-4246                            D                  *****

 MF1-4248                           New                 *****

 MF1-4249                            E                  *****

 MF1-4250                            B                  *****

 MF1-4254                            C                  *****

 MF1-4255                            C                  *****

 MF1-4256                          D/E1                 *****

 MF1-4257                            D                  *****

 MF1-4260                            A                  *****

 MF1-4261                            C                  *****

 MF1-4262                            A                  *****

 MF1-4264                           New                 *****

 MF1-4265                            C                  *****

 MF1-4266                            C                  *****

 MF1-4267                            E                  *****

 MF1-4269                           New                 *****

 MF1-4270                            B                  *****

REDACTED

MF1-4271                             A                  *****

MF1-4272                          A (B2)                *****

MF1-4273                             A                  *****

MF1-4274                             B                  *****

MF1-4276                          A (B2)                *****

MF1-4277                             A                  *****

MF1-4278                             D                  *****

MF1-4280                                                *****

MF1-4281                             A                  *****

MF1-4283                            New                 *****

MF1-4284                            New                 *****

MF1-4289                            New                 *****

MF1-4290                            New                 *****

MF1-4291                             A                  *****

MF1-4292                             C                  *****

MF1-4295                                                *****

MF1-4317                            New                 *****

MF1-4318                                                *****

MF1-4319                            New                 *****

MF1-4365                             A                  *****

MF1-4366                                                *****

MF1-4811                            New                 *****

REDACTED

                                 SCHEDULE 1.18
                           MBE TECHNICAL INFORMATION

    DOCUMENT NO.                           REVISION                     TITLE
817336                                             D                  *****

817337                                             F                  *****

817338                                             C                  *****

C602193                                           New                 *****

C602194                                            A                  *****

C602201                                            B                  *****

C602202                                           New                 *****

C602448                                           New                 *****

C709148                                            A                  *****

C788595                                            B                  *****

C788597                                            B                  *****

C817336                                            A                  *****

C817337                                           New                 *****

C817346                                            C                  *****

C836381                                                               *****

C836382                                           New                 *****

C836383                                           New                 *****

C836384                                           New                 *****

D12143                                             B                  *****

D12146                                             E                  *****

D20901                                            New                 *****

MF1-3714                                           A                  *****

MF1-3864                                        D (E4)                *****

REDACTED

MF1-3968                                          New                 *****

MF1-3979                                           A                  *****

MF1-3980                                           C                  *****

MF1-4040                                          New                 *****

MF1-4041                                           A                  *****

MF1-4045                                           B                  *****

MF1-4046                                          New                 *****

MF1-4047                                        A (B1)                *****

MF1-4052                                          New                 *****

MF1-4053                                          New                 *****

MF1-4054                                        C (D2)                *****


MF1-4056                                          New                 *****

MF1-4282                                          New                 *****

                                           Training Document          *****

REDACTED

                                 SCHEDULE 2.8.2
                        LICENSOR CONTRACTUAL OBLIGATIONS


              COMPANY              SALES NO.         PRODUCT             QTY               OPTION QTY
  1.        Matrix Corp.           SN 66002         Darlington          *****                *****
                                                       Amps

  2.        Matrix Corp.           SN 65487         Darlington          *****                *****
                                                       Amps

  3.     FEI Communications        SN 65790          TRW Std            *****
                                                     Products


4.    RFMD Supply Agreement dated May _____, 1996

REDACTED

                                  SCHEDULE 3.1
                              TECHNICAL ASSISTANCE


         I.  FUNDING AND ASSISTANCE:

Licensor shall provide Technical Assistance to Licensee in the form of employee hours, travel expense, and other related expenses up to a total expense limit of *****. Employee hours charged against this expense limit shall be charged at the following rates:

Employee Classification                    Charging Rate per Hour
         100B                                      $*****
         100C                                      $*****
         100D                                      $*****
         106                                       $*****

Employees at other classifications TRW's then existing charging rate.

Travel and other related expenses will be charged at the actual expense incurred.

         II. ADDITIONAL TECHNICAL ASSISTANCE: If Licensor has provided Technical Assistance to Licensee up to the limit specified in Item I of this
Schedule 3.1 and Licensee does not have an Operational Foundry, or if following the date that the parties mutually agree that Licensee has an Operational Foundry, solely as related to MBE, Licensor will provide additional Technical Assistance for an additional expense of up to *****, at the charging rates specified in Item 1 of this Schedule 3.1.

         III. ADDITIONAL TECHNICAL ASSISTANCE: If Licensor has provided Technical Assistance to Licensee up to the limit specified in Items I and II of this Schedule 3.1 and Licensee does not have an Operational Foundry, or if following the date that the parties mutually agree that Licensee has an Operational Foundry, solely as related to MBE, Licensor will provide additional Technical Assistance at the request of, and at the expense of, Licensee. Licensee's obligations under this Item III shall be limited to the next ***** of expense, and will be charged at the charging rates specified in Item 1 of this Schedule 3.1.

         IV. ADDITIONAL TECHNICAL ASSISTANCE: If Licensor has provided Technical Assistance to Licensee up to the limit specified in Items I, II and III of this Schedule 3.1 and Licensee does not have an Operational Foundry, or if following the date that the parties mutually agree that Licensee has an Operational Foundry, solely as related to MBE, Licensor will provide additional Technical Assistance for an additional expense of up to *****, at the charging rates specified in Item 1 of this Schedule 3.1.

         V. ADDITIONAL TECHNICAL ASSISTANCE: If Licensor has provided Technical Assistance to Licensee up to the limit specified in Items I, II, III and IV of this Schedule 3.1 and Licensee does not have an Operational Foundry, or if following the date that the parties mutually agree that Licensee has an Operational Foundry, solely as related to MBE, Licensor will provide additional Technical Assistance at the request of, and at the expense of, Licensee. Licensee's obligations under this Item III shall be limited to the next ***** of expense, and will be charged at the charging rates specified in Item 1 of this Schedule 3.1.

         VI. ADDITIONAL TECHNICAL ASSISTANCE: If Licensor has provided Technical Assistance to Licensee up to the limit specified in Items I, II, III, IV and V of this Schedule 3.1 and Licensee does not have an Operational Foundry, or if following the date that the parties mutually agree that Licensee has an Operational Foundry, solely as related to MBE, Licensor will provide additional Technical Assistance at the request of, and at the expense of, Licensee in accordance with Section 3.1.5 of this Agreement.